Exhibit 99.1

Vertiv Announces CEO Succession

•	Vertiv names Giordano Albertazzi as COO effective immediately and as successor CEO effective January 1, 2023

•	Reaffirms third quarter 2022 at lower end of guidance range, adjusts fourth quarter 2022 guidance primarily for foreign exchange

•	Updates outlook for 2023 operating profit to $530 million - $550 million and adjusted operating profit to $730 million - $750 million[1]

•	Names Joseph DeAngelo to the Board of Directors

Columbus, Ohio October 3, 2022 – Vertiv (NYSE: VRT), a global provider of critical digital infrastructure and continuity solutions, today announced that Rob Johnson, Chief Executive Officer, will retire from his position as CEO for health reasons effective December 31, 2022. Effective immediately, Giordano Albertazzi, currently President, Americas, has been appointed into the additional role of Chief Operating Officer. Further, Albertazzi will succeed Johnson as CEO and as a Director on the Board of Directors on January 1, 2023.

“It’s been a privilege serving as CEO of Vertiv and retiring is one of the hardest decisions I have ever made,” commented Johnson. “The decision was made easier though, knowing that Giordano is fully prepared to take the helm at Vertiv. The progress we have made in 2022 sets us up for a strong performance in 2023 under his capable leadership. I am grateful to the Board of Directors, the management team and all of Vertiv’s employees for their support over the years and want to thank them, as well as Vertiv’s loyal customer base.”

Dave Cote, Executive Chairman at Vertiv stated: “I want to thank Rob for all he has done as CEO for six years, growing Vertiv into the company it is today, and positioning it so well for growth in the years to come. Rob has worked closely with Giordano over the years, and we expect a seamless transition. I have no doubt Giordano, with his 24 years of experience leading various aspects of Vertiv’s business, is the right person to drive Vertiv forward. The work he has done this year to transform the Americas region, while not fully completed, has been impressive. His understanding of the industry and what the business needs to operate effectively for customers, investors and employees has proven invaluable. Giordano successfully transformed EMEA from a low growth and low margin region to a high growth and high margin region, tripling the adjusted operating margin of EMEA to over 18% in a three-year period ending in 2021.1 He has a proven track record of execution and has my full confidence to lead Vertiv.”

“I’m honored and excited to have the opportunity to lead this outstanding organization as we build on a strong foundation and tackle the opportunities and challenges ahead,” said Albertazzi. “My focus will be on continuing to execute on the strategy we have in place to improve our operational performance and strengthen our competitive position with the game-changing innovative offerings that define Vertiv’s market leadership position. I look forward to working closely with our leadership team and employees across all of our businesses to serve our customers, enhance profitability and create long-term value for all of our stakeholders.”

Vertiv Updates 2022 and 2023 Financial Outlook

•	Third quarter preliminary orders – adjusted for foreign exchange – up 12% compared with prior year.

•	Record backlog of $4.7 billion as of the end of August, a 46% increase since the end of 2021.

•	Reaffirms third quarter 2022 guidance range but anticipates being at the lower end of the range previously provided, primarily due to foreign exchange headwinds.

•	Revises fourth quarter 2022 adjusted operating profit guidance range to $220 million to $240 million[1], primarily due to foreign exchange headwinds.

•	Updates 2023 adjusted operating profit outlook to a range of $730 million to $750 million.

Vertiv provided an update on its third and fourth quarter 2022 outlook. Preliminary order growth in third quarter was 12%, adjusted for foreign exchange, compared to prior year and backlog was at a record high at the end of August 2022. Third quarter guidance is reaffirmed at the lower end of the previous guidance range primarily due to foreign exchange headwinds. Fourth quarter adjusted operating profit guidance has been revised to $220 million to $240 million – down $22.5 million at the mid-point of the range– primarily driven by foreign exchange.1 Price realization, qualification of new suppliers, and the start-up of Vertiv’s new manufacturing facility in Mexico remain on-track and consistent with prior expectations. Our August earnings release included a preliminary outlook for 2023 full year adjusted operating profit of approximately 50% higher than our previous 2022 adjusted operating profit guidance. We are updating that guidance for 2023 full year adjusted operating profit to a dollar range of $730 million to $750 million.

Dave Cote, Vertiv’s Executive Chairman, added: “Despite substantial volatility in global markets, I continue to be encouraged by the operating progress being made at Vertiv. We remain on track to deliver a strong second half of the year including an expected all-time record high sales and adjusted operating profit in fourth quarter, even with the strong foreign exchange headwinds. This quarterly earnings profile is consistent with what we outlined for the year back in February and positions us well for delivering a strong 2023. I am very encouraged by the substantial progress achieved in the Americas region this year. There is still work to do, of course, but this has been a game changer for us.”

Vertiv Names Joseph DeAngelo to Board of Directors

Vertiv also announced the appointment of Joseph DeAngelo to its Board of Directors. Mr. DeAngelo will serve on the Nominating and Corporate Governance and the Compensation Committees of the Board. Mr. DeAngelo brings extensive financial and management experience and expands the Board of Directors to eleven members.

Mr. DeAngelo served as president and chief executive officer of HD Supply Holdings, Inc. (NASDAQ: HDS) from 2005, and chairman of the Board from 2015, until HDS was acquired by Home Depot (NYSE: HD) in 2020. Mr. DeAngelo previously served in various executive positions at Home Depot from 2004 until 2007. Prior to that, he served as executive vice president of The Stanley Works, a tool manufacturing company, from 2003 through 2004. From 1986 until 2003, Mr. DeAngelo held various positions with GE. His final position with GE was president and chief executive officer of General Electric TIP/Modular Space, a division of General Electric Capital. Mr. DeAngelo holds a bachelor’s degree in accounting and economics from the State University of New York at Albany.

“We are pleased to welcome Joe to our Board where his extensive financial experience and demonstrated leadership managing large enterprises provides a valuable perspective and complements the successful backgrounds of our current board members,” said Dave Cote, Executive Chairman of the Vertiv Board of Directors. “I first worked with Joe twenty-five years ago. His performance was impressive then and is even more impressive today. The HD Supply transformation he drove is a wonderful example of his stellar performance over an incredible career. We anticipate that Joe’s vision, guided by his successful track record, will be incredibly beneficial as we continue to expand our leadership position in the critical digital infrastructure space.”

Vertiv’s management team will discuss the Company’s quarter and year-to-date results during a conference call on Wednesday, October 26. The Company is currently in its earnings quiet period and will not provide further discussion or commentary until after earnings for the third quarter 2022 have been released.

(1)

This release contains certain non-GAAP metrics. For reconciliations to the relevant GAAP measures and an explanation of the non-GAAP measures and reasons for their use, please refer to section of this release entitled “Reconciliation of GAAP and non-GAAP Financial Measures.”

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About Vertiv

Vertiv (NYSE: VRT) brings together hardware, software, analytics and ongoing services to ensure its customers’ vital applications run continuously, perform optimally and grow with their business needs. Vertiv solves the most important challenges facing today’s data centers, communication networks and commercial and industrial facilities with a portfolio of power, cooling and IT infrastructure solutions and services that extends from the cloud to the edge of the network. Headquartered in Columbus, Ohio, USA, Vertiv employs approximately 24,000 people and does business in more than 130 countries. For more information, and for the latest news and content from Vertiv, visit Vertiv.com.

Cautionary Note Concerning Forward-Looking Statements

This news release, and other statements that Vertiv may make in connection therewith, may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to Vertiv’s future financial or business performance, strategies or expectations, and as such are not historical facts. This includes, without limitation, statements regarding Vertiv’s financial position, capital structure, indebtedness, business strategy and plans and objectives of Vertiv management for future operations, as well as statements regarding growth, anticipated demand for our products and services and our business prospects during 2022, as well as expected impacts from our pricing actions, and our guidance for third quarter, fourth quarter and full year 2022. These statements constitute projections, forecasts and forward-looking statements, and are not guarantees of performance. Vertiv cautions that forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Such statements can be identified by the fact that they do not relate strictly to historical or current facts. When used in this news release, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “strive,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking.

The forward-looking statements contained in this release are based on current expectations and beliefs concerning future developments and their potential effects on Vertiv. There can be no assurance that future developments affecting Vertiv will be those that Vertiv has anticipated. Vertiv undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond Vertiv’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Should one or more of these risks or uncertainties materialize, or should any of the assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Vertiv has previously disclosed risk factors in its Securities and Exchange Commission (“SEC”) reports, including those set forth in the 2021 Form 10-K. These risk factors and those identified elsewhere in this release, among others, could cause actual results to differ materially from historical performance and include, but are not limited to: risks relating to the continued growth of Vertiv’s customers’ markets; disruption of Vertiv’s customers’ orders or Vertiv’s customers’ markets; less favorable contractual terms with large customers; risks associated with governmental contracts; failure to mitigate risks associated with long-term fixed price contracts; competition in the infrastructure technologies industry; failure to obtain performance and other guarantees from financial institutions; failure to realize sales expected from Vertiv’s backlog of orders and contracts; failure to properly manage Vertiv’s supply chain or difficulties with third-party manufacturers; our ability to forecast changes in prices, including due to inflation in material, freight and/or labor costs, and timely implement measures necessary to mitigate the impacts of any such changes; risks associated with our significant backlog, including that the impacts of any measures taken to mitigate inflation will not be reflected in our financial statements immediately; failure to meet or anticipate technology changes; risks associated with information technology disruption or security; risks associated with the implementation and enhancement of information systems; failure to realize the expected benefit from any rationalization, restructuring and improvement efforts; Vertiv’s ability to realize cost savings in connection with Vertiv’s restructuring program; disruption of, or changes in, Vertiv’s independent sales representatives, distributors and original equipment manufacturers; changes to tax law; ongoing tax audits; costs or liabilities associated with product liability; the global scope of Vertiv’s operations; risks associated with Vertiv’s sales and operations in emerging markets; risks associated with future legislation and regulation of Vertiv’s customers’ markets both in the U.S. and abroad; Vertiv’s ability to comply with various laws and regulations, and the costs associated with legal compliance; adverse outcomes to any legal claims and proceedings filed by or against Vertiv; risks associated with current or potential litigation or claims against Vertiv; Vertiv’s ability to protect or enforce its proprietary rights on which its business depends; third-party intellectual property infringement claims; liabilities associated with environmental, health and safety matters, including risks associated with the COVID-19 pandemic; failure to realize the value of goodwill and intangible assets; exposure to fluctuations in foreign currency exchange rates; exposure to increases in interest rates set by central banking authorities; failure to maintain internal controls over financial reporting; the unpredictability of Vertiv’s future operational results, including the ability to grow and manage growth profitably; potential net losses in future periods; Vertiv’s level of indebtedness and the ability to incur additional indebtedness; Vertiv’s ability to comply with the covenants and restrictions contained in our credit agreements including restrictive covenants that restrict operational flexibility; Vertiv’s ability to comply with the covenants and restrictions contained in our credit agreements that is not fully within our control; Vertiv’s ability to access funding through capital markets; the significant ownership and influence certain stockholders have over Vertiv; risks associated with Vertiv’s obligations to pay portions of the tax benefits relating to pre-business combination tax assets and attributes; resales of Vertiv’s securities may cause volatility in the market price of our securities; Vertiv’s organizational documents contain provisions that may discourage unsolicited takeover proposals; Vertiv’s certificate of incorporation includes a forum selection clause, which could discourage or limit stockholders’ ability to make a claim against it; the ability of Vertiv’s subsidiaries to pay dividends; volatility in Vertiv’s stock price due to various market and operational factors; risks associated with the failure of industry analysts to provide coverage of Vertiv’s business or securities; the ability of Vertiv to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; factors relating to the business, operations and financial performance of Vertiv and its subsidiaries, including: global economic weakness and uncertainty; Vertiv’s ability to attract, train and retain key members of its leadership team and other qualified personnel; the adequacy of Vertiv’s insurance coverage; a failure to benefit from future acquisitions; risks associated with Vertiv’s limited history of operating as an independent company; and other risks and uncertainties indicated in Vertiv’s SEC reports or documents filed or to be filed with the SEC by Vertiv.

Forward-looking statements included in this news release speak only as of the date of this news release or any earlier date specified for such statements. All subsequent written or oral forward-looking statements attributable to Vertiv or persons acting on Vertiv’s behalf may be qualified in their entirety by this Cautionary Note Concerning Forward-Looking Statements.

CONTACT

Peter Poulos

T +646-284-4991

E peter.poulos@fleishman.com

Vertiv Holdings Co

Reconciliation of GAAP and non-GAAP Financial Measures

This release contains certain non-GAAP measures. Management uses non-GAAP financial measures in making financial, operating, compensation and planning decisions and in evaluating the company’s performance. Disclosing these non-GAAP financial measures allows investors and management to view our operating results excluding the impact of items that are not reflective of the underlying operating performance.

“Adjusted operating margin” represents adjusted operating profit (loss) divided by net sales.

“Adjusted operating profit (loss)” represents operating profit (loss), adjusted to exclude amortization of intangibles.

Reconciliation of operating profit (loss) to adjusted operating profit (loss)

$ millions at midpoint of range

	Fourth Quarter 2022	Full Year 2023
GAAP	$180	$540
Intangible amortization	50	200

Non-GAAP Adjusted	$230	$740

EMEA Regional Segment Results (in millions)

EMEA	Full Year 2021
Net Sales	$1,201.7
Adjusted Operating Profit	$217.6
Adjusted Operating Profit Margin	18.1%